UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 18, 2008

Dollar Financial Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50866	23-2636866
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1436 Lancaster Avenue, Suite 300, Berwyn, Pennsylvania		19312
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-296-3400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 18, 2008, Dollar Financial Corp. (the "Company") entered into an amendment (the "Amendment") to the Employment Agreement by and among the Company, Dollar Financial Group, Inc. and Jeffrey A. Weiss, the Company's Chief Executive Officer (the "Employment Agreement").

The Amendment revises the form and time of distribution of the Capstone Award which was originally provided for in Mr. Weiss’ Employment Agreement. As originally provided for in his Employment Agreement, the Capstone Award is payable if Mr. Weiss terminates his employment by reason of retirement (as further defined in the Employment Agreement), he is terminated by the Company by reason of disability or without cause, or he resigns with good reason, or if a change in control occurs during his employment by the Company (each a "Vesting Date"). Pursuant to the Amendment, Mr. Weiss will be entitled to receive a lump-sum payment which is the actuarial equivalent of an annual benefit of $300,000 (the amount originally provided for in the Employment Agreement) payable to him in equal monthly installments during his lifetime commencing on the first business day of the calendar month that follows the applicable Vesting Date and a $150,000 annual survivor benefit (the amount originally provided for in the Employment Agreement) payable on his subsequent death to his surviving spouse for her lifetime. If Mr. Weiss dies prior to a Vesting Date and he then is and has remained married to his current spouse through his date of death, the Capstone Award shall not be paid and his spouse will be entitled to receive a lump-sum payment that is the actuarial equivalent of an annual benefit of $150,000 payable to her in equal monthly installments for her lifetime commencing on the first business day of the calendar month following Mr. Weiss' death. The Amendment also clarifies when and how the Capstone Award is earned and determined.

The above summary of certain material terms of the Employment Agreement and Amendment is qualified in its entirety by reference to the complete text of the Employment Agreement as filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 9, 2007 and the Amendment filed herewith as Exhibit 10.1, each of which is incorporated in this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1 Amendment No. 1 to the Employment Agreement dated December 18, 2008 by and among Dollar Financial Corp., Dollar Financial Group, Inc. and Jeffrey A. Weiss.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dollar Financial Corp.

December 22, 2008	By:	/s/ William M. Athas

Name: William M. Athas
Title: Senior Vice President, Finance and Corprate Controller

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Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 1 to the Employment Agreement dated December 18, 2008 by and among Dollar Financial Corp., Dollar Financial Group, Inc. and Jeffrey A. Weiss.